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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                               DATED MAY 1, 2002


                            SUBADVISORY ARRANGEMENTS

The following portfolio manager changes have been made to the International Equity Select Trust and the Global Equity Select Trust:

LAZARD ASSET MANAGEMENT - International Equity Select Trust and the Global Equity Select Trust:

        Ronald Saba and Jim Shore are no longer members of the team that manages the International Equity Select Trust and the Global Equity Select Trust. John
R. Reinsberg and Herbert W. Gullquist continue as portfolio managers of the International Equity Select Trust and the Global Equity Select Trust.

MANUFACTURERS ADVISER CORPORATION

Effective September 5, 2002, Manufacturers Adviser Corporation changed its name to MFC Global Investment Management (U.S.A.) Limited.

CHANGES EFFECTIVE NOVEMBER 25, 2002

     On September 27, 2002, the Board of Trustees of the Trust approved the following subadviser changes effective November 25, 2002:

-------------------------------------------------------------------------------------------------------------------
Portfolio                                Current Subadviser                         Proposed New Subadviser
-------------------------------------------------------------------------------------------------------------------
Real Estate Securities Trust             Cohen & Steers Management, Inc             Deutsche Asset Management, Inc.
-------------------------------------------------------------------------------------------------------------------

     In connection with these subadviser changes, the Board also approved the following changes to these portfolios effective November 25, 2002:

     REAL ESTATE SECURITIES TRUST

     The advisory fee for the Real Estate Securities Trust will be lowered from ..65% to .60%.

MIT.Supp.092702

               THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 27, 2002